                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of May 25, 2000 for the Collection Period of April 1, 2000
                             through April 30, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
   Aggregate Net Investment Value (ANIV)                               1,099,937,045.30
   Discounted Principal Balance                                        1,099,937,045.30
   Servicer Advance                                                        2,144,779.34
   Servicer Payahead                                                       3,039,194.68
   Number of Contracts                                                           49,144
   Weighted Average Lease Rate                                                     7.74%
   Weighted Average Remaining Term                                                 38.7
   Servicing Fee Percentage                                                        1.00%


POOL DATA - CURRENT MONTH
-------------------------
   Aggregate Net Investment Value                                        894,578,341.40
   Discounted Principal Balance                                          892,231,349.19
   Servicer Advances                                                       3,444,947.95
   Servicer Pay Ahead Balance                                              2,569,239.52
   Maturity Advances Outstanding                                                      -
   Number of Current Contracts                                                   48,802
   Weighted Average Lease Rate                                                     7.54%
   Weighted Average Remaining Term                                                 12.6



RESERVE FUND:
  Initial Deposit Amount                                               41,247,639.20
  Specified Reserve Fund Percentage                                            9.630%
  Specified Reserve Fund Amount                                       105,923,937.46


                                    Class A             Class B            Total
                                    Amount              Amount            Amount
                                    -------             -------           -------
  Beginning Balance              59,423,467.49        1,073,070.00     60,496,537.49
  Withdrawal Amount                          -                   -                 -
  Cash Capital Contribution      37,000,000.00                         37,000,000.00

  Transferor Excess               1,174,695.90                          1,174,695.90
                              ------------------------------------------------------
  Reserve Fund Balance Prior to
    Release                      97,598,163.39        1,073,070.00     98,671,233.39


  Specified Reserve Fund
    Balance                     104,850,867.46        1,073,070.00    105,923,937.46
                              ------------------------------------------------------
  Release to Transferor                      -                   -                 -

  Ending Reserve Fund Balance    97,598,163.39        1,073,070.00     98,671,233.39
  Prior Cumulative Withdrawal Amount         -                   -                 -
  Cumulative Withdrawal Amount               -                   -                 -


                                                   VEHICLES
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:      --------
  Liquidated Contracts                               148
                                                     ---
  Discounted Principal Balance                                           2,694,712.41


  Net Liquidation Proceeds                                              (2,350,521.79)
  Recoveries - Previously Liquidated Contracts                             (26,688.98)
                                                                 ---------------------
  Aggregate Credit Losses for the Collection Period                        317,501.64
                                                                 =====================
  Cumulative Credit Losses for all Periods                               8,145,060.14
                                                                 =====================
  Repossessed in Current Period                       51
                                                      --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE           Annualized Average
FOR EACH COLLECTION PERIOD:                                       Charge-Off Rate
  Second Preceding Collection Period                                            0.53%
  First Preceding Collection Period                                             0.56%
  Current Collection Period                                                     0.42%
--------------------------------------------------------------------------------------
CONDITION (I)I (CHARGE-OFF RATE)
  Three Month Average                                                           0.50%
  Charge-off Rate Indicator ( > 1.25%)                              CONDITION NOT MET



DELINQUENT CONTRACTS:                                      Percent       Accounts         Percent             ANIV
                                                           -------       --------         -------             ----
  31-60 Days Delinquent                                      1.34%         656             1.24%           11,053,311.58
  61-90 Days Delinquent                                      0.12%          59             0.11%              961,625.43
  Over 90 Days Delinquent                                    0.03%          17             0.04%              317,882.20
                                                                   ---------------------             -----------------------
  Total Delinquencies                                                      732                             12,332,819.21
                                                                   =====================             =======================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS
OR MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES
AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                               0.13%
  First Preceding Collection Period                                                                                0.10%
  Current Collection Period                                                                                        0.16%

----------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                              0.13%
  Delinquency Percentage Indicator ( > 1.25%)                                                          CONDITION NOT MET


RESIDUAL VALUE (GAIN) LOSS:                                                                   VEHICLES
                                                                                              --------
  Matured Lease Vehicle Inventory Sold                                                          172                  2,673,627.08
                                                                                                ---
  Net Liquidation Proceeds                                                                                          (2,531,804.37)
                                                                                                                  -----------------
  Net Residual Value (Gain) Loss                                                                                       141,822.71
                                                                                                                  =================
  Cumulative Residual Value (Gain) Loss all periods                                                                  2,157,346.94
                                                                                                                  =================

                                                                                                Average                  Average
                                                      Number     Scheduled        Sale     Net Liquidation              Residual
 MATURED VEHICLES SOLD FOR                             Sold     Maturities       Ratio         Proceeds                   Value
 EACH COLLECTION PERIOD:                               ----     ----------       -----         --------                   -----
  Second Preceding Collection Period                   252          527          47.82%        12,966.02                14,409.53
  First Preceding Collection Period                    192          376          51.06%        13,300.03                14,471.95

  Current Collection Period                            172          283          60.78%        14,719.79                15,693.94
  Three Month Average                                                                          13,559.82                14,787.62
                                                                                                                  -----------------
  Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                          91.70%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                        AMOUNT/RATIO               TEST MET?
                                                                                            ---------------             ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                        60.78%                     YES


b) Number of Scheduled Maturities > 500                                                          283                        NO


c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                91.70%                      NO



 Residual Value Indicator  (condition met if tests a, b and c = YES)                                               CONDITION NOT MET

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of May 25, 2000 for the Collection Period of April 1, 2000
                             through April 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                          CERTIFICATE BALANCE          CLASS A1         CLASS A2
                                                                          -------------------          --------         --------
                                                              Total       Percent     Balance           Balance          Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                  98.00%
---------
  Interest Collections                                      6,343,380.07
  Net Investment Income                                       820,543.54
  Non-recoverable Advances                                    (94,389.89)
                                                         ----------------
  Available Interest                                        7,069,533.72             6,933,842.39     2,154,889.43     3,698,690.81
  Class A1, A2, A3 Notional Interest Accrual Amount        (4,546,833.33)           (4,546,833.33)   (1,493,541.67)   (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                        -                -                -
  Interest Accrual for Adjusted Class B Certificate Bal.     (390,478.25)             (390,478.25)
  Class B Interest Carryover Shortfall                                 -                        -
  Servicer's Fee                                             (765,537.23)             (748,914.26)
  Capped Expenses                                             (28,408.14)              (27,791.28)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                       -
  Uncapped Expenses                                                    -                       -
                                                         ----------------          ---------------
  Total Unallocated Interest                                1,338,276.77             1,219,825.27
  Excess Interest to Transferor                                        -            (1,219,825.27)
                                                         ----------------          ---------------
       Net Interest Collections Available                   1,338,276.77                        -
                                                         ----------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                  (449,350.53)
  ACCELERATED PRINCIPAL DISTRIBUTION:                        (186,370.49)

  DEPOSIT TO RESERVE FUND:                                  1,174,695.90

  WITHDRAWAL FROM RESERVE FUND:                                        -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 472,140.15
  NET WITHDRAWAL FROM THE RESERVE FUND:                                -

PRINCIPAL:
  Current Loss Amount                                        (459,324.35)             (449,350.53)     (449,350.53)               -
  Loss Reimbursement from Transferor                          449,350.53               449,350.53       449,350.53                -
  Loss Reimbursement from Reserve Fund                                 -                        -                -                -
                                                         ----------------          --------------   --------------   ---------------
       Total                                                   (9,973.82)                                                         -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                        -                -                -
  Allocations - Current Period                             23,584,217.96            23,584,217.96    23,584,217.96                -
  Allocations - Accelerated Principal Distribution            186,370.49               186,370.49       186,370.49                -
  Allocations - Not Disbursed Beginning of Period         179,240,888.44           179,240,888.44   179,240,888.44                -
  Allocations - Not Disbursed End of Period               203,011,476.89           203,011,476.89   203,011,476.89                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                        -                -                -
  Allocations - Current Period                              4,937,311.58             4,937,311.58     1,493,541.67     2,611,458.33
  Allocations - Not Disbursed Beginning of Period           4,937,311.58             4,937,311.58     1,493,541.67     2,611,458.33
  Allocations - Not Disbursed End of Period                 9,874,623.16             9,874,623.16     2,987,083.34     5,222,916.66
DUE TO TRUST - CURRENT PERIOD:                                                                  -
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund          1,174,695.90
  Due To Trust                                             27,887,356.49            27,887,356.49    25,009,122.79      2,173,759.19
                                                         ----------------          --------------   --------------   ---------------
     Total Due To Trust                                    29,062,052.39            27,887,356.49    25,009,122.79      2,173,759.19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A3         CLASS B        TRANSFEROR INTEREST
                                                             --------         -------        -------------------
                                                              Balance         Balance              Interest            Principal
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                           2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                          620,093.55      460,168.60           135,691.33
  Class A1, A2, A3 Notional Interest Accrual Amount          (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -
  Interest Accrual for Adjusted Class B Certificate Bal.                     (390,478.25)
  Class B Interest Carryover Shortfall                                                 -
  Servicer's Fee                                                                                   (16,622.97)
  Capped Expenses                                                                                     (616.86)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                   -
  Uncapped Expenses                                                                                         -
                                                                                             ------------------
  Total Unallocated Interest                                                                       118,451.50
  Excess Interest to Transferor                                                                  1,219,825.27
                                                                                             ------------------
       Net Interest Collections Available                                                        1,338,276.77

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                       (449,350.53)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                             (186,370.49)
                                                                                             ------------------
  DEPOSIT TO RESERVE FUND:                                                                         702,555.75
                                                                                             ------------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                  -               -                                 (9,973.82)
  Loss Reimbursement from Transferor                                   -               -          (449,350.53)
  Loss Reimbursement from Reserve Fund                                 -               -
                                                         ----------------   --------------                         -----------------
       Total                                                          -               -                                  (9,973.82)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -               -                                         -
  Allocations - Current Period                                         -               -
  Allocations - Accelerated Principal Distribution                     -               -
  Allocations - Not Disbursed Beginning of Period                      -               -
  Allocations - Not Disbursed End of Period                            -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -               -                    -
  Allocations - Current Period                                441,833.33      390,478.25
  Allocations - Not Disbursed Beginning of Period             441,833.33      390,478.25
  Allocations - Not Disbursed End of Period                   883,666.66      780,956.50
DUE TO TRUST - CURRENT PERIOD:
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                368,452.12      336,022.39                    -                    -
                                                           --------------   -------------    -----------------     ----------------
     Total Due To Trust                                       368,452.12      336,022.39                    -                    -
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of May 25, 2000 for the Collection Period of April 1,
                          2000 through April 30, 2000

---------------------------------------------------------------------------------------------------------------------------
                                                                     CERTIFICATE BALANCE               CLASS A1
                                                                     -------------------               --------
                                                   Total          Percent           Balance       Percent     Balance
---------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)        1,099,937,045.30
Discounted Principal Balance                 1,099,937,045.30
Initial Notional/Certificate Balance                        -     100.00%    1,077,938,000.00     31.08%    335,000,000.00
Percent of ANIV                                                                         98.00%                       30.46%
Certificate Factor                                                                  1.0000000                    1.0000000
Notional/Certificate Rate                                                                                           5.3500%
Target Maturity Date                                                                                      October 25, 2000
Servicer Advance                                 2,144,779.34
Servicer Payahead                                3,039,194.68
Number of Contracts                                 49,144
Weighted Average Lease Rate                              7.74%
Weighted Average Remaining Term                          38.7
Servicing Fee Percentage                                 1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                 918,644,673.33
Discounted Principal Balance                   914,752,448.39
Notional/Certificate Balance                                                 1,077,938,000.00               335,000,000.00
Adjusted Notional/Certificate Balance                                          898,697,111.56               155,759,111.56
Percent of ANIV                                                                         97.83%                       16.96%
Certificate Factor                                                                  1.0000000                    1.0000000
Servicer Advances                                2,723,560.09
Servicer Pay Ahead Balance                       3,215,705.75
Maturity Advances Outstanding                               -
Number of Current Contracts                         49,594
Weighted Average Lease Rate                              7.54%
Weighted Average Remaining Term                          13.6

POOL DATA CURRENT MONTH
Aggregate Net Investment Value                 894,578,341.40
Discounted Principal Balance                   892,231,349.19
Notional/Certificate Balance                                                 1,077,938,000.00               335,000,000.00
Adjusted Notional/Certificate Balance                                          874,926,523.11               131,988,523.11
Percent of ANIV                                                                         97.80%                       14.75%
Certificate Factor                                                                  1.0000000                    1.0000000
Servicer Advances                                3,444,947.95
Servicer Pay Ahead Balance                       2,569,239.52
Maturity Advances Outstanding                               -
Number of Current Contracts                            48,802
Weighted Average Lease Rate                              7.54%
Weighted Average Remaining Term                          12.6
Prior Certificate Interest Payment Date        March 27, 2000
Next Certificate Interest Payment Date       September 25, 2000
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A2                   CLASS A3                  CLASS B        TRANSFEROR INTEREST
                                             --------                   --------                  -------        -------------------
                                       Percent       Balance     Percent     Balance      Percent    Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance   53.34%    575,000,000.00   8.94%   96,400,000.00    6.64%   71,538,000.00     21,999,045.30
Percent of ANIV                                           52.28%                   8.76%                    6.50%             2.00%
Certificate Factor                                    1.0000000               1.0000000                1.0000000
Notional/Certificate Rate                                5.4500%                 5.5000%                  6.5500%
Target Maturity Date                          September 25, 2001       February 25, 2002       September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                     575,000,000.00           96,400,000.00           71,538,000.00      19,947,561.77
Adjusted Notional/Certificate Balance            575,000,000.00           96,400,000.00           71,538,000.00      19,947,561.77
Percent of ANIV                                           62.59%                  10.49%                   7.79%              2.17%
Certificate Factor                                    1.0000000               1.0000000               1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                     575,000,000.00           96,400,000.00           71,538,000.00      19,651,818.29
Adjusted Notional/Certificate Balance            575,000,000.00           96,400,000.00           71,538,000.00      19,651,818.29
Percent of ANIV                                           64.28%                  10.78%                   8.00%              2.20%
Certificate Factor                                    1.0000000               1.0000000               1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                       VEHICLES
---------------------------------                                       --------
Principal Collections                                                                        9,883,898.10
Prepayments in Full                                                       470                8,782,925.80
                                                                          ---
Reallocation Payment                                                       2                    31,168.54
                                                                           -
Interest Collections                                                                         6,343,380.07
Net Liquidation Proceeds and Recoveries                                                      2,377,210.77
Net Liquidation Proceeds - Vehicle Sales                                                     2,531,804.37
Non-Recoverable Advances                                                                       (94,389.89)
                                                                                          ---------------------
Total Available                                                                             29,855,997.76
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                         Amount                              Annual Amount
                                              ------------------------             ----------------------------
  Total Capped Expenses Paid                                 28,408.14                               113,632.56
  Total Uncapped Expenses Paid                                       -                                        -

  Capped and Uncapped Expenses Due                                   -                                        -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                              -
  Servicer's Fee Due Current Period                         765,537.23
  Servicer's Fee Paid                                       765,537.23

  Servicer's Fee Balance Due                                         -

SUPPLEMENTAL SERVICER'S FEES                                 91,145.95
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                 VEHICLES                   AMOUNT
                                                                  --------                   ------
  Beginning Unreinvested Principal Collections                                                               -
  Principal Collections & Liquidated Contracts                                                               -
  Allocation to Subsequent Contracts                                    0                                    -
                                                                        -
                                                                                       ------------------------
  Ending Unreinvested Principal Collections                                                                  -
---------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/  HOLLY PEARSON
---------------------------------------------------
Holly Pearson, Treasury Manager